GOING CONCERN	12 Months Ended
Mar. 31, 2021
GOING CONCERN
GOING CONCERN

NOTE 2 - GOING CONCERN

As indicated in the accompanying consolidated financial statements, the Company had a net loss of approximately $34.8 million for the year ended March 31, 2021 and approximately $71.2 million for the year ended March 31, 2020. Management of the Company has considered whether there is substantial doubt about its ability to continue as a going concern due to the Company’s business transformation from the P2P business to the social E-commerce business and volatile market conditions arising from the COVID-19 pandemic, and evaluated its available cash balance against its working capital requirements over the next twelve months.

While management cannot accurately predict the prospects and regulatory environment of the social E-commerce industry and the full impact of COVID-19 on the Company’s business in fiscal 2022, however, based on its latest cash flows projection, management believes that the Company should be able to generate sufficient cash flows from operations to meet its working capital requirements for fiscal 2022, and that its capital resources are currently sufficient to maintain its business operations for the next twelve months.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The accompanying consolidated financial statements do not include any adjustments related to the recoverability and/or classification of the recorded asset amounts and/or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.